UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 26, 2019

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of principal executive offices)

(760) 745-9883

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.02	Termination of a Material Definitive Agreement.

On August 26, 2019, One Stop Systems, Inc., a Delaware corporation (the “Company”), provided notice to Noble Capital Markets, Inc., a Florida corporation (“Noble”) of the termination of that certain Equity Distribution Agreement (the “Distribution Agreement”) by and between Noble and the Company, dated as of June 26, 2019, whereby the Company issued and sold through Noble, acting as its agent, shares of the Company’s common stock in an “at the market offering” as defined in Rule 415 of the Securities Act. The termination of the Distribution Agreement was done for convenience as provided under the terms of the Distribution Agreement.

Under the Distribution Agreement, the Company sold 1,554,832 shares of common stock through this offering for total gross proceeds of $2,700,713.87, which resulted in net proceeds to the Company, after deducting compensation payable to Noble and transaction expenses, of $2,488,475.55.

A full description of the Distribution Agreement transaction is set forth in that certain Current Report on Form 8-K previously filed by the Company with the Securities and Exchange Commission on June 26, 2019 (the “Prior 8-K”). The description of the terms of the Distribution Agreement provided herein is qualified in its entirety by the text of the Distribution Agreement, a copy of which was attached to the Prior Form 8-K as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure.

On August 27, 2019, the Company issued a press release announcing the termination of the Distribution Agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this report.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 27, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: August 27, 2019	By:	/s/ Steve Cooper
Steve Cooper
President and Chief Executive Officer